Exhibit 10.1.1

EMC INSURANCE COMPANIES
AMENDED AND RESTATED
REINSURANCE POOLING AGREEMENT
BETWEEN
EMPLOYERS MUTUAL CASUALTY COMPANY
AND CERTAIN OF ITS AFFILIATED COMPANIES
EFFECTIVE JANUARY 1, 2017

This EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies (the "Agreement" or “Amended and Restated Pooling Agreement”) is entered into as of January 1, 2017, by and between Employers Mutual Casualty Company and certain of its affiliated or subsidiary companies such as are signatory hereto by means of exhibits setting forth the interests and liabilities of the parties, attached hereto and made a part of this Agreement. Employers Mutual Casualty Company is hereinafter referred to as “EMC”, and the other companies signatory hereto are hereinafter referred to as the “Affiliated Companies” or as the “Affiliated Company”, as the context requires. Any addition or exclusion of an Affiliated Company shall be subject to the prior approval of the Iowa Insurance Division.

BACKGROUND INFORMATION

1.    Employers Mutual Casualty Company and seven Affiliated Companies entered into a rewritten Reinsurance Pooling Agreement effective January 1, 1987 (the " Reinsurance Pooling Agreement").

2.    Effective January 1, 1993, Article XV was added to the Agreement (Addendum I). The Article provided that certain voluntary reinsurance assumed business written by EMC would not be ceded by EMC to Affiliate Companies. Addendum 1 also amended the Reinsurance Pooling Agreement by requiring that “EMC Insurance Companies” be substituted for “Employers Mutual Companies” wherever that term appeared in the Reinsurance Pooling Agreement.

3.    Effective July 24, 1998, Article XVI was added to the Agreement (Addendum II). The Article provided that the Agreement, Addenda, Exhibits, Endorsements and Amendments constituted the entire agreement.

4. Effective January 19, 1999, 'EMC Property & Casualty Company' was substituted for “American Liberty Insurance Company” and “Union Insurance Company of Providence” was substituted for “Union Mutual Insurance Company of Providence” to correspond to the name changes of those respective companies (Addendum III).

5.    Effective retroactively to December 31, 2003, Article XVII was added to the Agreement (Addendum IV). The Article provided that EMC was responsible for the accuracy of the computations related to the Agreement and that EMC would guarantee any shortfall or difference resulting from an error.

6. Effective January 1, 2005, Article X was deleted and a new Article X was substituted (Addendum V). Article X defined the term of the Agreement and required written notice if any party intends to terminate its participation.

7.    Effective January 1, 2005, Article XVIII was added to the Agreement (Addendum VI). The Article provided for adjustment of obligations in the event EMC or an Affiliated Company becomes insolvent.

8.    Effective January 1, 2005, Article XIX was added to the Agreement (Addendum VII). The Article provided that all development on prior years' outstanding losses and loss expenses shall be considered to be a component of losses and loss expenses and shall be pro-rated, and that all liabilities associated with policies incepted by a party prior to termination of such party's participation in the Agreement shall remain a part of and subject to the Agreement until such liabilities are resolved.

9.      Effective January 30, 2006, Addendum VIII substituted “Hamilton Mutual Insurance Company” for “The Hamilton Mutual Insurance Company of Cincinnati, Ohio” to correspond to the name change of that Company.

10.      Effective September 30, 2007, Article VIII was deleted and a new Article VIII was substituted (Addendum IX). The Article provided that the settling of balances shall be made within 45 days after the end of each quarter.

11.      Effective July 1, 2010, Article XX was added to the Agreement (Addendum X). The Article provided that the parties to the Agreement as an assuming insurer would submit to the jurisdiction of any court of competent jurisdiction and provided language required of authorized reinsurers in North Carolina.

12.    Exhibit I Interest and Liabilities was executed by EMC and Union Mutual Insurance Company of Providence (subsequently changed to Union Insurance Company of Providence) on November 25, 1986; effective January 1, 1987. Exhibit I was amended by Amendment I effective January 1, 1992; Amendment II effective January 1, 1993; Amendment III effective January 1, 1997; Amendment IV effective January 1, 1998; Amendment V effective January 1, 2005; Amendment VI effective January 1, 2007; Amendment VII effective December 31, 2007 and Amendment VIII effective January 1, 2016.

13.    Exhibit II Interest and Liabilities was executed by EMC and Dakota Fire Insurance Company on November 25, 1986; effective January 1, 1987. Exhibit II was amended by Amendment I effective January 1, 1992; Amendment II effective January 1, 1993; Amendment III effective January 1, 1997; Amendment IV effective January 1, 1998; Amendment V effective January 1, 2005; Amendment VI effective January 1, 2007; Amendment VII effective December 31, 2007 and Amendment VIII effective January 1, 2016.

14.    Exhibit III Interest and Liabilities was executed by EMC and Illinois EMCASCO Insurance Company on November 25, 1986; effective January 1, 1987. Exhibit III was amended by Amendment I effective January 1, 1992; Amendment II effective January 1, 1993; Amendment III effective January 1, 1997; Amendment IV effective January 1, 1998; Amendment V effective January 1, 2005; Amendment VI effective January 1, 2007; Amendment VII effective December 31, 2007 and Amendment VIII effective January 1, 2016.

15.    Exhibit IV Interest and Liabilities was executed by EMC and EMCASCO Insurance Company on November 25, 1986; effective January 1, 1987. Exhibit IV was amended by Amendment I effective January 1, 1992; Amendment II effective January 1, 1993; Amendment III effective January 1, 1997; Amendment IV effective January 1, 1998; Amendment V effective January 1, 2005; Amendment VI effective January 1, 2007; Amendment VII effective December 31, 2007 and Amendment VIII effective January 1, 2016.

16.    Exhibit V Interest and Liabilities was executed by EMC and American Liberty Insurance Company (subsequently changed to EMC Property & Casualty Company) on November 25, 1986; effective January 1, 1987. Exhibit V was amended by Amendment I effective January 1, 1992; Amendment II effective January 1, 1993; Amendment III effective January 1, 1997; Amendment IV effective January 1, 1998; Amendment V effective January 1, 2005; Amendment VI effective January 1, 2007; Amendment VII effective December 31, 2007 and Amendment VIII effective January 1, 2016.

17.    Exhibit VI Interest and Liabilities was executed by EMC and The Hamilton Mutual Insurance Company of Cincinnati, Ohio (subsequently changed to Hamilton Mutual Insurance Company) on March 26, 1997; effective January 1, 1997. Exhibit VI was amended by Amendment I effective January 1, 1997; Amendment II effective January 1, 1998; Amendment III effective January 1, 2005; Amendment IV effective January 1, 2007; Amendment V effective December 31, 2007 and Amendment VI effective January 1, 2016.

Effective January 1, 1997, Hamilton Mutual and EMC also executed Endorsement No. I wherein it was agreed that notwithstanding language in Article II of the Agreement, Hamilton Mutual retains all of its obligations incurred under or in connection with any contracts or agreements to which Hamilton Mutual is a party as of the effective date of the endorsement and under which Hamilton Mutual has assumed or incurred any actual or potential reinsurance liabilities.

18.    Exhibit VII Interest and Liabilities was executed by EMC and Farm and City Insurance Company January 15, 1998; effective January 1, 1998. Exhibit VII was amended by Amendment I effective January 1, 1998; Amendment II effective January 1, 2005; and Amendment III effective January 1, 2007. On December 31, 2007, Farm and City Insurance Company merged into EMCASCO Insurance Company and Farm and City Insurance Company's pool participation terminated. As part of that merger, EMCASCO Insurance Company’s pool participation percentage increased by the amount previously allocated to Farm and City Insurance Company.

STATEMENT OF AGREEMENT

The Companies acknowledge the accuracy of the Background Information and hereby agree that effective on January 1, 2017, the Reinsurance Pooling Agreement is replaced in its entirety by this Amended and Restated Pooling Agreement.

EMC and each Affiliated Company signatory to the Amended and Restated Pooling Agreement agree to honor the terms set forth herein as if this Agreement were solely between EMC and each such Affiliated Company. Balances payable to or recoverable from EMC and any such Affiliated Company shall not serve to offset any balances payable to or recoverable from any other Affiliated Company signatory to this Agreement. Reports and remittances between EMC and each Affiliated Company shall be in sufficient detail to identify the individual premium and loss obligation of each party to the other.

ARTICLE I

The companies are engaged in the insurance business and maintain a mutual business relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the companies do by means of this Agreement, pool all of their insurance business then in force as of 12:01 A.M. of the date signatory hereto, and thereafter to share in the fortunes of their pooled insurance business. The participation of each Affiliated Company in the pool established pursuant to this Agreement is set out in Exhibits I-VI, attached hereto and made a part of this Agreement by reference.

ARTICLE II

EMC hereby reinsures and the Affiliated Company hereby cedes and transfers to EMC all liabilities incurred under or in connections with all contracts and policies of insurance issued by the Affiliated Company outstanding and in force as of 12:01 A.M. of the date signatory hereto, or thereafter issued by it. Such liabilities shall include the Affiliated Company’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses as evidenced by the Affiliated Company’s books and records, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities incurred in connection with their respective investment transactions.

ARTICLE III

The Affiliated Company hereby assigns and transfers to EMC all right, title and interest in and to reinsurance outstanding and in force with respect to the liabilities reinsured by EMC under Article II hereof.

ARTICLE IV

The Affiliated Company assigns and transfers to EMC amounts equal to the aggregate of all of its liabilities reinsured by EMC under Article II hereof, less a commission allowance equal to the prepaid expenses of the Affiliated Company but not in excess of forty percent (40%) of the Affiliated Company’s combined ratio on a trade basis. Prepaid expenses is defined as those expenses records in column 2, part 4, of the Underwriting and Expense Exhibit of the Affiliated Company’s

convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

ARTICLE V

The Affiliated Company hereby reinsures, and EMC hereby cedes and transfers to the Affiliated Company a portion of its net liabilities under all contracts and policies of insurance (including those reinsured by EMC under Article II hereof) on which EMC is subject to liability and which are outstanding and in force as of 12:01 A.M. of the date signatory hereto, or are issued thereafter, in accordance with the exhibit attached hereto and made a part hereof, to which the Affiliated Company is a signatory party. Such liabilities shall include reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities in connection with investment transactions.

ARTICLE VI

EMC hereby assigns and transfers to the Affiliated Company amounts equal to the aggregate of all liabilities of EMC reinsured by the Affiliated Company under contracts and policies of insurance which are outstanding and in force as of 12:01 A.M. of the date signatory hereto under Article V hereof, less a commission allowance equal to the prepaid expenses of EMC but not in excess of forty percent (40%) of EMC’s combined ratio on a trade basis. Prepaid expenses is defined as those expenses recorded in column 2, part 4, of the Underwriting and Expense Exhibit of EMC’s convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

ARTICLE VII

EMC agrees to pay to the Affiliated Company its respective participation of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expense and other underwriting and administrative expenses (with the exceptions noted in Articles II and V hereof) of the companies, less all losses and expense recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be prorated between the parties on the basis of their respective participations as reflected in the aforesaid exhibit.

ARTICLE VIII

The obligations of the companies under this Agreement to exchange between themselves may be offset so that the net amount only shall be required to be transferred. An accounting of all transactions shall be rendered quarterly, and the settling of balances shall be made within 45 days after the end of each quarter. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the quarterly statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment and income tax activities of the companies.

ARTICLE IX

The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of insurance.

ARTICLE X

This Agreement shall be for a fixed term of three (3) years, and it shall not be terminated prior to December 31, 2007 (the “Initial Term”), nor shall EMC’s net retained portion of its net liabilities or the Affiliated Companies’ assumed portions of EMC’s net liabilities be further amended after January 1, 2005 during the Initial Term, absent the occurrence of a material event not in the ordinary course of business that could reasonably be expected to impact the appropriateness of the percentage allocations of EMC’s net liabilities pursuant to Article V of this Agreement, such as the sale, dissolution or suspension of business of an Affiliated Company (in which case not less than twelve (12) months advance written notice must be given to each participating company of any company’s intent to terminate its participation in the Agreement), or the acquisition by (or affiliation with) EMC of a subsidiary or affiliated company which desires to become a signatory to the Agreement; provided, however, that this Agreement shall be deemed to automatically renew at the end of the Initial Term for an additional term of three (3) years, and every three (3) years thereafter indefinitely (each such terms being a “Renewal Term”), without action by EMC or any Affiliated Company; provided further, however, that during a Renewal Term EMC or any Affiliated Company may terminate its participation in the Agreement effective January 1st of any year by providing at least twelve (12) months written notice to EMC and to each Affiliated Company of such company’s intent to terminate its participation in the Agreement. The Iowa Insurance Division will be notified promptly of any termination of this Agreement.

ARTICLE XI

Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except as provided by Section 4118 of New York Insurance Law or except where the assuming insurer, with consent of the direct insured or insureds, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or it liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval against the insolvent ceding insurer as part of the expense of liquidation to the extent of proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.

ARTICLE XII

Each party shall allow the other party to inspect, at reasonable times, the records of the company relevant to the business reinsured under this Agreement, including files concerning claims, losses, or legal proceedings which involve or are likely to involve the other party.

ARTICLE XIII

A.As a condition precedent to any right of action hereunder any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Des Moines, Iowa, unless otherwise agreed.

B.The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

C.The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant’s brief and the claimant may submit a reply brief within 10 days after receipt of the respondent’s brief.

D.The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

E.Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

ARTICLE XIV

By execution of this Agreement, the parties hereto simultaneously terminate any and all reinsurance agreements by and between them heretofore existing, upon the understanding that this Agreement shall supersede and exist in substitution for any such prior agreements.

ARTICLE XV

Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that the voluntary reinsurance assumed business written by EMC and heretofore ceded to the Affiliated Companies under this Pooling Agreement, is hereafter not “contracts and policies of insurance” as used in this agreement, and is not business subject to cession and transfer by EMC to the Affiliated Companies.

ARTICLE XVI

This Agreement, including its attached Addenda, Exhibits, Endorsements and the Amendments thereto, constitutes the entire agreement between the parties hereto, and there are no other oral or written agreements, understandings or undertakings with respect to the subject matter hereof not expressed in this Agreement and its Addenda, Exhibits, Endorsements and the Amendments thereto. Any amendment to this Agreement is subject to prior approval of the Iowa Insurance Division and the insurance department of any state of domicile of any Affiliated Company.

ARTICLE XVII

Notwithstanding the wording of this Agreement as contained in Article II through VIII, it is agreed and understood that EMC is responsible for the accuracy of the amounts produced by its various systems and computational processes and utilized in the preparation of the financial statements of the Affiliated Companies. In the event the amount produced by EMC’s systems and/or computational processes, and relied upon by both EMC and the Affiliated Companies in implementing this Agreement, subsequently prove to be inaccurate or overstated to the extent that a restatement of the financial statements of one or more of the Affiliated Companies would otherwise be required, EMC hereby guarantees to make up the shortfall or difference resulting from such error(s) in its systems and/or computational processes so that no such restatement of the financial statements of any Affiliated Company is required.

ARTICLE XVIII

In the event that one of the Affiliated Companies becomes insolvent or is otherwise subject to liquidation or receivership proceedings, EMC shall adjust the net retained portion of its net liabilities and the other Affiliated Companies shall adjust their assumed portions of the net liabilities of EMC, each on a pro rata basis, so as to collectively absorb or assume in full the assumed portion of the net liabilities of EMC which would otherwise be the responsibility of such impaired Affiliate Company, but for the impairment. In the event that EMC becomes insolvent or is otherwise subject to liquidation or receivership proceedings, the Affiliated Companies shall, on a pro rata basis, assume the remaining net liabilities of EMC which they had not previously assumed so that, collectively, they are assuming one hundred percent (100%) of the net liabilities of EMC. Notwithstanding the foregoing, however, no change in either EMC’s net retained portion of the net liabilities of EMC shall occur until EMC and the Affiliated Companies shall have complied with all regulatory requirements applicable to such change(s) under the laws of the states in which EMC and the Affiliated Companies are domiciled.

ARTICLE XIX

Notwithstanding the wording of this Agreement as contained in Article VII, it is agreed and understood that all development on prior years’ outstanding losses and loss expenses, whether favorable or adverse, shall be considered to be a component of losses and loss expenses and shall be pro-rated between the parties on the basis of their respective participation. In addition, it is agreed and understood that all liabilities associated with insurance policies incepted by a party to this Agreement prior to the termination of such party’s participation in the Agreement shall remain a part of and subject to this Agreement until such liabilities are legally and conclusively resolved.

ARTICLE XX

Each party hereto agrees that if, as an assuming insurer, it fails to perform its obligations under the terms of this Agreement, then it, at the request of EMC or any Affiliated Company, will (a) submit to the jurisdiction of any court of competent jurisdiction in any state of the United States, (b) comply with all requirements necessary to give the court jurisdiction, and (c) abide by the final decision of the court or any appellate court if there is an appeal. For the purpose of achieving authorized reinsurer status in North Carolina pursuant to North Carolina General Statute 58-7-21(b)(3), or any successor provision, each party hereto which is not licensed to transact the business of insurance in the State of North Carolina further designates the Insurance Commissioner (or equivalent elected or appointed official) of the State of North Carolina, or his or her designated attorney, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding begun by or on behalf of a company which is signatory to this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties.

Executed this 3rd day of January, 2017 and effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY

BY: /s/ Bruce G. Kelley
Bruce G. Kelley
President, Treasurer and CEO

EMCASCO INSURANCE COMPANY

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

ILLINOIS EMCASCO INSURANCE COMPANY

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

DAKOTA FIRE INSURANCE COMPANY

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

EMC PROPERTY & CASUALTY COMPANY

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

UNION INSURANCE COMPANY OF PROVIDENCE

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

HAMILTON MUTUAL INSURANCE COMPANY

BY: /s/ Scott R. Jean
Scott R. Jean
Executive Vice President – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #I
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 13.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    EMCASCO INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #I
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 13.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    EMCASCO INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #II
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 10.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    ILLINOIS EMCASCO INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title: EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #II
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 10.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    ILLINOIS EMCASCO INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:    EVP – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #III
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    DAKOTA FIRE INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #III
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    DAKOTA FIRE INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #IV
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 0.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    EMC PROPERTY & CASUALTY COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #IV
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 0.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    EMC PROPERTY & CASUALTY COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #V
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 0.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY	UNION INSURANCE COMPANY OF
PROVIDENCE

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #V
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 0.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY	UNION INSURANCE COMPANY OF
PROVIDENCE

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title:     EVP – Finance & Analytics

INTEREST AND LIABILITIES EXHIBIT #VI
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 2.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     2.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
32.0%

EMC’s Net Retained Portions of its Net Liabilities is      68.0%
100.0%

Executed this 3rd day of January, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    HAMILTON MUTUAL INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title: EVP – Finance & Analytics

AMENDMENT #1 TO
INTEREST AND LIABILITIES EXHIBIT #VI
TO EMC INSURANCE COMPANIES
REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the EMC Insurance Companies Amended and Restated Reinsurance Pooling Agreement Between Employers Mutual Casualty Company and Certain of its Affiliated Companies to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 0.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 2017.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Exhibit, as follows:

Dakota Fire Insurance Company    6.5%
EMC Property & Casualty Company    0.0%
EMCASCO Insurance Company    13.5%
Hamilton Mutual Insurance Company     0.0%
Illinois EMCASCO Insurance Company     10.0%
Union Insurance Company of Providence      0.0%
30.0%

EMC’s Net Retained Portions of its Net Liabilities is      70.0%
100.0%

Executed this 9th day of March, 2017 but effective January 1, 2017.

EMPLOYERS MUTUAL CASUALTY COMPANY    HAMILTON MUTUAL INSURANCE COMPANY

By:    /s/ Bruce G. Kelley     By:    /s/ Scott R. Jean

Name:     Bruce G. Kelley     Name:    Scott R. Jean
Title:    President, CEO & Treasurer     Title: EVP – Finance & Analytics